UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2025 (July 24, 2025)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

406-839-0816

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

On July 24, 2025, the Company entered into a Forbearance Agreement with Bion BLG, LLC, (effective July 15, 2025) extending the maturity date of the BLG Note to January 15, 2026 (attached as exhibit). The agreement was ratified by Bion’s Board on July 24, 2025. Under the terms of the Forbearance Agreement, the amounts outstanding under the Note will continue to bear interest at a rate of 9% per annum. Bion agreed to a new formula to determine BLG’s obligation for up to $100,000 in legal costs related to litigation over delinquent payment for construction costs incurred at Bion’s demonstration facility near Fair Oaks, IN (see Bion’s Forms 8-K, dated April 7 and 17, 2025). Bion BLG, LLC, also extended their agreement to share their collateral with investors in the three prior Shareholder Note offerings, with investors participating in a new offering, dated July 25, 2025.

Effective October 15, 2024, the Company entered into an Agreement with BLG, LLC, to purchase a Convertible Promissory Note in the principal amount of up to $500,000 (See Bion’s Form 8-K, dated October 24, 2024). At that time, BLG, LLC, consisted of three affiliates of the Company (Directors Greg Schoener (also Interim COO), Turk Stovall, and Bob Weerts) and two shareholders (one of whom is the brother of Greg Schoener). BLG membership is currently the same, but Bion accepted Turk Stovall’s resignation as a Director, effective May 30, 2025. Amounts outstanding under the original BLG Note bore interest at a rate of 7.5% per annum through the maturity date of the Note, which was April 15, 2025. The Note is secured by the Company’s Intellectual Property (IP)/patents and it will convert into securities in the Company at the terms of a later capital raise (or other source of funding) in excess of $3.0 million, that had to be completed within six (6) months, and other terms as defined in the Note and Security Agreements (attached as exhibits).

Effective May 29, 2025, the Company entered into a Forbearance Agreement with Bion BLG, LLC, extending the maturity date of the BLG Note to July 15, 2025 (See Bion’s Form 8-K, dated May 30, 2025). Under the terms of the Forbearance Agreement, the amounts outstanding under the Note began to bear interest at a rate of 9% per annum.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Forbearance Agreement
10.2	Bion BLG LLC Promissory Note
10.3	Security Agreement
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Stephen Craig Scott
Date: July 24, 2025	Name:	Stephen Craig Scott Interim CEO